INCOME TAXES	12 Months Ended
Jul. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES

Note 7 – INCOME TAXES

The Company did not file its federal tax returns for fiscal years from 2012 through 2020. Management at year-end 2020 believed that it should not have any material impact on the Company’s financials because the Company did not have any tax liabilities due to net loss incurred during these years.

Based on the available information and other factors, management believes it is more likely than not that any potential net deferred tax assets on December 31, 2020 and December 31, 2019 will not be fully realizable. The Company is current with franchise tax board fees due to the State of California and intends to prepare tax statements for the federal and state requirements for 2019 and 2020.